                            SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant Section 240.14a-12

                        NATIONWIDE SEPARATE ACCOUNT TRUST
                        ---------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

2)     Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

4)     Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

5)     Total fee paid:
                      ----------------------------------------------------------


[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
                              --------------------------------------------------

2)     Form, Schedule or Registration Statement No.:
                                                    ----------------------------

3)     Filing Party:
                    ------------------------------------------------------------

4)     Date Filed:
                  --------------------------------------------------------------

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     To the Shareholders of each Fund of Nationwide Separate Account Trust and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") entitled to give Voting Instructions to the Shareholders of each Fund of Nationwide Separate Account Trust in connection with the Separate Accounts of Nationwide:


     Notice is hereby given that an Annual Meeting of Shareholders of each of the series or portfolios (singly a "Fund" and collectively the "Funds") of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), will be held on Wednesday, July 26, 2000, at 10:00 a.m., E.D.S.T., at 215 South Front Street, Lower Level, Room G, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:


     1. To elect a Board of Trustees;

     2. To ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, as auditors to be employed by the Trust for the fiscal year ending December 31, 2000;


     3. To approve amendments to the Trust's Amended Declaration of Trust to permit the Board of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval;


     4. To approve the following matters with respect to certain fundamental investment policies of each of the Funds:

        a. Amend the Funds' fundamental investment policy regarding making loans;

        b. Amend the Funds' fundamental investment policy regarding borrowing money and issuing senior securities;

        c. Amend the Funds' fundamental investment policy regarding commodities and commodities contracts; and

        d. Amend the Funds' fundamental investment policy regarding real estate;


     5. To approve the following matters with respect to certain fundamental investment policies for each of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund:


        a. Adopt a fundamental investment policy regarding underwriting securities; and

        b. Adopt a fundamental investment policy regarding concentration of portfolio investments;


     6. To authorize the Board of Trustees to appoint, replace or terminate subadvisers recommended by Villanova Mutual Fund Capital Trust, as investment adviser, or amend the terms of any subadvisory agreement, for the Strategic Value Fund without shareholder approval; and

     7. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     With respect to the Nationwide separate accounts who are shareholders of the Trust, Nationwide hereby solicits and agrees to vote the shares of the Funds at the Meeting in accordance with timely instructions received from owners of variable annuity contracts and variable life insurance policies ("variable contracts") having contract values allocated to Nationwide's separate accounts invested in shares of the Funds.


     If you are a shareholder of record as of the close of business on May 12, 2000, you have the right to instruct the persons listed on the enclosed proxy/voting instruction form on how your shares in the Fund(s) should be voted. If you are a variable contract owner of record at the close of business of May 12, 2000, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you in giving your instructions, a proxy/voting instruction form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.


                                                   By Order of the Trustees,

                                                   /s/ Elizabeth A. Davin
                                                   Elizabeth A. Davin, Secretary


June 15, 2000


                             YOUR VOTE IS IMPORTANT


WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY/VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                PROXY STATEMENT


                    FOR AN ANNUAL MEETING OF SHAREHOLDERS OF

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                            TO BE HELD JULY 26, 2000

                           GENERAL VOTING INFORMATION


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), to be used in connection with an Annual Meeting of Shareholders (the "Meeting") of all series or portfolios of the Trust (singly a "Fund" and collectively the "Funds") to be held at 10:00 a.m., E.D.S.T., on Wednesday, July 26, 2000. The Meeting will be conducted at 215 South Front Street, Lower Level, Room G, Columbus, Ohio 43215. The Trustees have fixed the close of business on May 12, 2000, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.



     This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders and of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Funds. The approximate date on which this Proxy Statement and forms of proxy/voting instructions are first being sent to shareholders/variable contract owners is on or about June 21, 2000.



     Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. The following table sets forth the number of shares of beneficial interest ("Shares") of each of the Funds which were outstanding as of the Record Date and are therefore entitled to vote at the Meeting:


FUND                                                          SHARES OUTSTANDING
----                                                          ------------------
Strategic Growth Fund.......................................        8,962,566
Strategic Value Fund........................................        2,670,317
Equity Income Fund..........................................        2,846,167
High Income Bond Fund.......................................        7,315,000
Balanced Fund...............................................        8,302,274
Multi Sector Bond Fund......................................        9,372,200
Small Cap Value Fund........................................       17,446,768
Small Cap Growth Fund.......................................        2,310,346
Global 50 Fund..............................................        5,441,156
Mid Cap Index Fund..........................................        2,908,018
Small Company Fund..........................................       30,366,890
Income Fund.................................................          942,603
Total Return Fund...........................................      116,031,010
Capital Appreciation Fund...................................       34,851,029
Government Bond Fund........................................       65,996,447
Money Market Fund...........................................    1,953,076,181

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. However, with respect to the Nationwide separate accounts, Nationwide will vote the Shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated proxy/voting instruction form is received that does not specify a choice, Nationwide will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by submitting to Nationwide subsequently dated voting instructions, delivering to Nationwide a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions.


     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 848-6331. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

     At the Meeting, shareholders will be voting either together as a group without regard to Fund or separately by Fund, depending upon the proposal being considered.


     The following table summarizes the proposals on which shareholders are being asked to vote (singly a "Proposal" and collectively the "Proposals") and indicates which shareholders are eligible to vote on each Proposal. Proposals 1, 2 and 3 will be voted upon by all Funds as a group; Proposal 4 will be voted upon by all Funds voting individually by Fund; Proposal 5 will be voted upon only by the shareholders of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund, voting individually by Fund; and Proposal 6 will be voted upon only by the shareholders of the Strategic Value Fund.



                                                                             SHAREHOLDERS WHO WILL
PROPOSAL                         BRIEF DESCRIPTION OF PROPOSAL               VOTE ON THE PROPOSAL
--------                         -----------------------------               ---------------------
Proposal 1               To elect a Board of Trustees                   Shareholders of all Funds
                                                                        voting together as a group

Proposal 2               To ratify the selection of                     Shareholders of all Funds
                         PricewaterhouseCoopers LLP as auditors         voting together as a group

Proposal 3               To approve amendments to the Trust's Amended   Shareholders of all Funds
                         Declaration of Trust to permit the Board of    voting together as a group
                         Trustees of the Trust to authorize the
                         issuance of multiple classes of shares
                         without further shareholder approval

Proposals 4.             To approve the following matters with respect
  a. - d.                to certain fundamental investment policies of
                         each of the Funds:

                                                                             SHAREHOLDERS WHO WILL
PROPOSAL                         BRIEF DESCRIPTION OF PROPOSAL               VOTE ON THE PROPOSAL
--------                         -----------------------------               ---------------------
               a.        Amend the Funds' fundamental investment        Shareholders of all Funds
                         policy regarding making loans                  voting separately by Fund

               b.        Amend the Funds' fundamental investment        Shareholders of all Funds
                         policy regarding borrowing money and issuing   voting separately by Fund
                         senior securities

               c.        Amend the Funds' fundamental investment        Shareholders of all Funds
                         policy regarding commodities and commodities   voting separately by Fund
                         contracts

               d.        Amend the Funds' fundamental investment        Shareholders of all Funds
                         policy regarding real estate                   voting separately by Fund

Proposals 5.             To approve the following matters with respect
  a. and b.              to certain fundamental investment policies of
                         each of the following Funds:
                         - Capital Appreciation Fund
                         - Government Bond Fund
                         - Money Market Fund
                         - Total Return Fund

               a.        Adopt a fundamental investment policy          Shareholders of such Funds
                         regarding underwriting securities              voting separately by Fund

               b.        Adopt a fundamental investment policy          Shareholders of such Funds
                         regarding concentration of portfolio           voting separately by Fund
                         investments

Proposal 6               To authorize the Board of Trustees to          Shareholders of the Strategic
                         appoint, replace or terminate subadvisers      Value Fund only
                         recommended by Villanova Mutual Fund Capital
                         Trust, as investment adviser, or amend the
                         terms of any subadvisory agreement for the
                         Strategic Value Fund without shareholder
                         approval



     The Trust knows of no business other than that mentioned in Proposals 1 through 6 as described above which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy/voting instruction form to vote proxies in accordance with their best judgment. If a quorum is not present at the Meeting for a particular Proposal or if a quorum is present but sufficient votes to approve such Proposal are not received, the persons named as proxies may vote to approve those Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxy/voting instructions for those Proposals for which sufficient votes have NOT been received, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

                       PROPOSAL 1 -- ELECTION OF TRUSTEES

     It is the present intention that the proxies will be used for the purposes of voting in favor of the election of each of the following nominees as Trustee to hold office until the next meeting of shareholders and until his or her successor is elected and qualified. Each of the nominees (except for Messrs. Allen, Hondros and McFerson, Ms. Cholmondeley and Ms. Hennigar) presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, as amended, each nominee has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.


NAME, AGE AND                  PRINCIPAL OCCUPATION(S)            A TRUSTEE OF
POSITION WITH THE TRUST        DURING PAST FIVE YEARS            THE TRUST SINCE
-----------------------        -----------------------           ---------------
Charles E. Allen          Mr. Allen has been Chairman,       Not currently a Trustee
  Age 52                  Chief Executive Officer and
                          President of the Graimark family
                          of companies since 1988 (real
                          estate development, investment
                          and asset management).

Paula H. J. Cholmondeley  Ms. Cholmondeley has been Vice     Not currently a Trustee
  Age 50                  President and General Manager of
                          Special Products at Sappi Fire
                          Paper North America since 1998.
                          From 1992 to 1998, she held
                          various positions with Owens
                          Corning, including Vice President
                          & General Manager of the
                          Residential Insulation Division
                          (1997 to 1998), President of the
                          MIRAFLEX Fibers Division (1994 to
                          1997), and Vice President of
                          Business Development and Global
                          Sourcing (1992 to 1994).

C. Brent DeVore           Dr. DeVore has been President of            1990
  Age 59                  Otterbein College since 1984.
  Trustee

Robert M. Duncan          Since 1999, Mr. Duncan has worked           1987
  Age 72                  as an arbitration and mediation
  Trustee                 consultant. From 1996 to 1999,
                          Mr. Duncan was a member of the
                          Ohio Elections Commission. He was
                          formerly Vice President and
                          General Counsel of The Ohio State
                          University and Secretary to the
                          Board of Trustees of The Ohio
                          State University from 1992 to
                          1996.

NAME, AGE AND                  PRINCIPAL OCCUPATION(S)            A TRUSTEE OF
POSITION WITH THE TRUST        DURING PAST FIVE YEARS            THE TRUST SINCE
-----------------------        -----------------------           ---------------
*Joseph J. Gasper         Mr. Gasper has been Director,               1997
  Age 56                  President and Chief Operating
  Chairman and Trustee    Officer of Nationwide Financial
                          Services, Inc. since December
                          1996 and of Nationwide Life
                          Insurance Company since April
                          1996. Prior to that and since
                          August 1992, he was Executive
                          Vice President and Senior Vice
                          President for Nationwide
                          Insurance.

Barbara Hennigar          Ms. Hennigar has been Chairman of  Not currently a Trustee
  Age 64                  OppenheimerFunds Services and
                          Shareholder Services Inc. since
                          October 1999. Prior to that and
                          since July 1992, she served as
                          President and Chief Executive
                          Officer of OppenheimerFunds
                          Services.

*Paul J. Hondros          Mr. Hondros has been President     Not currently a Trustee
  Age 51                  and Chief Executive Officer of
                          Villanova Mutual Fund Capital
                          Trust, Villanova Capital, Inc.
                          and Villanova SA Trust since
                          1999. From October 1997 through
                          October 1998, Mr. Hondros served
                          as President and Chief Operations
                          Officer of Pilgrim Baxter and
                          Associates, Ltd. (investment
                          management firm) and its
                          affiliated fixed income
                          investment management arm,
                          Pilgrim Baxter Value Investors,
                          Inc. and as Executive Vice
                          President to the PBHG Funds, PBHG
                          Insurance Series Funds and PBHG
                          Adviser Funds. Prior thereto, he
                          served as President and Chief
                          Operating Officer of Fidelity
                          Investments Retail Group from
                          1996 through 1997 and as
                          President and Chief Executive
                          Officer of Fidelity Investments
                          Institutional Services Co. from
                          1990 through 1997.

Thomas J. Kerr IV         Dr. Kerr has been President                 1982
  Age 66                  Emeritus of Kendall College
  Trustee                 located in Evanston, Illinois
                          since 1996. He was formerly
                          President of Kendall College.

NAME, AGE AND                  PRINCIPAL OCCUPATION(S)            A TRUSTEE OF
POSITION WITH THE TRUST        DURING PAST FIVE YEARS            THE TRUST SINCE
-----------------------        -----------------------           ---------------
Douglas F. Kridler        Mr. Kridler has been President              1995
  Age 44                  and Executive Director of CAPA
  Trustee                 (the Columbus Association for the
                          Performing Arts) since 1984.

*Dimon R. McFerson        Mr. McFerson has been Chairman     Not currently a Trustee
  Age 63                  and Chief Executive Officer of
                          Nationwide Insurance and of
                          Nationwide Advisory Services,
                          Inc. since December 1992, and
                          Chairman and Chief Executive
                          Officer -- Nationwide of
                          Villanova Capital, Inc. since
                          March 1999.

*Arden L. Shisler         Mr. Shisler has been President              2000
  Age 58                  and Chief Executive Officer of
  Trustee                 K&B Transport, Inc., a trucking
                          firm, since January 1992.

David C. Wetmore          Mr. Wetmore has been a Managing             1990
  Age 52                  Director of Updata Capital, a
  Trustee                 mergers and acquisitions and
                          venture capital firm, since 1995.
                          He is also a director of Career
                          Builder, Inc. and Walker
                          Interactive Systems, Inc.


---------------

* Each of Messrs. Gasper, Hondros, McFerson and Shisler is considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), because each is an officer and/or director of the Trust's investment adviser, principal underwriter and/or a parent thereof.


     Except for Messrs. Allen, Gasper and Hondros, Ms. Cholmondeley and Ms. Hennigar, each nominee for Trustee is also currently a trustee of Nationwide Mutual Funds ("NMF"). Except for Messrs. Allen, McFerson and Hondros, Ms. Cholmondeley and Ms. Hennigar, each nominee for Trustee is also currently a trustee of Nationwide Asset Allocation Trust ("NAAT"). NMF and NAAT are registered investment companies.


     The Board currently does not have a standing audit committee or nominating committee. However, the Board has created such committees which will be established after the election of Trustees. Subject to the election of the Trustee nominees listed above, the Board's Audit Committee members will be Messrs. Wetmore and Allen and Ms. Cholmondeley, and the Board's Nominating and Governance Committee members will be Messrs. Duncan, DeVore and Kerr. The Audit Committee will be responsible for consulting with, reviewing and recommending to the full Board the Trust's independent auditors and reviewing the results of the audit of the Trust's financial statements. The Nominating and Governance Committee will be responsible for selecting and nominating persons for election or appointment to the Board or to Board Committees and for considering and recommending to the full Board matters relating to Board governance. Since it has not yet formally commenced its operation, the Nominating and Governance Committee has not yet determined whether or not it will consider recommendations by shareholders.



     During the fiscal year ended December 31, 1999, no Trustee or officer affiliated with Villanova Mutual Fund Capital Trust ("VMF"), the Funds' investment adviser, or any subadviser for any of the Funds received any remuneration from the Trust for serving in such capacities.


     A plurality of the votes cast at a meeting of shareholders at which a quorum is present is required for the election of Trustees.

FURTHER INFORMATION REGARDING THE TRUSTEES AND EXECUTIVE OFFICERS


     To the Trust's knowledge, the following table sets forth information on beneficial ownership of Shares of the Funds held by each Trustee, nominee for Trustee and executive officer of the Trust as of May 12, 2000.



                                                               NUMBER OF SHARES
TITLE OF FUND                    NAME OF BENEFICIAL OWNER     BENEFICIALLY OWNED*
-------------                    ------------------------     -------------------
Small Company Fund             Joseph J. Gasper                 100,033.18(1)


---------------

* As of May 12, 2000, the Trustees and executive officers of the Trust as a group owned beneficially fewer than 1% of the outstanding Shares of the Trust or of any of the Funds.



(1) Represents units in the Nationwide 401(k) Plan.


     During the fiscal year ended December 31, 1999, the Trust's Board of Trustees held five meetings. Each of the current Trustees attended at least 75% of those meetings. Messrs. Allen, Hondros, McFerson and Shisler, Ms. Cholmondeley and Ms. Hennigar were not trustees of the Trust during that period.

     The following table sets forth information regarding all compensation paid by the Trust to its Trustees for their services as such during the fiscal year ended December 31, 1999. The Trust has no pension or retirement plans.

                               COMPENSATION TABLE


                                                                         TOTAL
                                                    AGGREGATE      COMPENSATION FROM
                                                   COMPENSATION    THE TRUST AND THE
NAME AND POSITION WITH THE TRUST                  FROM THE TRUST     FUND COMPLEX*
--------------------------------                  --------------   -----------------
John C. Bryant(1)
  Trustee.......................................      $9,000            $28,000
C. Brent DeVore
  Trustee.......................................      $9,000            $28,000
Sue A. Doody(1)
  Trustee.......................................      $9,000            $28,000
Robert M. Duncan
  Trustee.......................................      $9,000            $28,000
Joseph J. Gasper
  Trustee.......................................      $    0            $     0
Thomas J. Kerr IV
  Trustee.......................................      $9,000            $28,000
Douglas F. Kridler
  Trustee.......................................      $9,000            $28,000
Arden L. Shisler(2)
  Trustee.......................................      $    0            $     0
David W. Wetmore
  Trustee.......................................      $9,000            $28,000
Robert Woodward(1)
  Trustee.......................................      $    0            $     0


---------------
* For purposes of this Table, Fund Complex means one or more mutual funds which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related and means here NMF and NAAT, as well as the Trust.

(1) Dr. Bryant, Ms. Doody and Mr. Woodward are not standing for re-election as Trustees of the Trust at the Meeting.

(2) Mr. Shisler was appointed to the Board of Trustees on February 9, 2000.

EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the executive officers of the Trust:


NAME, AGE AND                   PRINCIPAL OCCUPATION              AN OFFICER OF
POSITION WITH THE TRUST      DURING THE PAST FIVE YEARS          THE TRUST SINCE
-----------------------      --------------------------          ---------------
Joseph J. Gasper          Mr. Gasper has been Director,           October 1997
  Age 56                  President and Chief Operating
  Chairman and Trustee    Officer of Nationwide Financial
                          Services, Inc. since December
                          1996 and of Nationwide Life
                          Insurance Company since April
                          1996. Prior to that and since
                          1992 he was Executive Vice
                          President and Senior Vice
                          President for Nationwide
                          Insurance.

James F. Laird, Jr.       Since May 2000, Mr. Laird has           November 1987
  Age 43                  been Senior Vice
  Treasurer               President -- Product Development
                          for Villanova Capital, Inc.,
                          Villanova Mutual Fund Capital
                          Trust and Villanova SA Capital
                          Trust. In addition, since April,
                          1995, Mr. Laird has been Vice
                          President -- General Manager of
                          Nationwide Advisory Services,
                          Inc.


     The executive officers of the Trust are elected by the Board of Trustees and hold office until their respective successors are duly elected. None of the officers of the Trust receives compensation from the Trust for serving as an officer.

              PROPOSAL 2 -- RATIFICATION OF SELECTION OF AUDITORS


     On February 9, 2000, the Board of Trustees of the Trust, including a majority of the Board of Trustees who are not "interested persons" of the Trust, approved the selection of PricewaterhouseCoopers LLP as the auditors of the Trust for the fiscal year ending December 31, 2000. Unless instructed in the proxy/voting instruction form to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of PricewaterhouseCoopers LLP as auditors of the Trust to serve for the fiscal year ending December 31, 2000.


     Shareholders of all Funds of the Trust will vote jointly on the proposal to ratify the selection of PricewaterhouseCoopers LLP as auditors of the Trust to serve for the fiscal year ending December 31, 2000. Ratification requires the affirmative vote of a majority of the Shares of the Trust who are present at the Meeting in person or by proxy.

     A representative of PricewaterhouseCoopers LLP will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.


          PROPOSAL 3 -- AMENDMENTS TO THE AMENDED DECLARATION OF TRUST


     The Trustees propose to amend the Trust's Amended Declaration of Trust to permit the Trustees, without further shareholder approval, to create, from time to time, multiple of classes of shares for any Fund and to redesignate or reclassify issued and outstanding shares into a class or as a different class. Currently the Trust is authorized to issue only one class of shares for each Fund of the Trust. However, it is quite common in the mutual fund industry for the boards of trustees of investment companies, such as the Trust, to create multiple classes of shares for a single fund or series.


     If multiple classes of shares are created for a Fund, shares of a particular class will be equal in all respects to the other shares of that class, and will be equal to the other Shares of that particular Fund except with respect to certain expenses associated with the distribution of Shares of that class or the services to that class' shareholders and certain other limited expenses and with respect to voting rights on matters that only affect that class.


     The Amended Declaration of Trust of the Trust is proposed to be amended further by adding thereto the following, new Article I, Section 1.2(n) and
Article XI, Section 11.6:

          SECTION 1.2(n) "CLASS" refers to one or more classes or sub-series of Shares established and designated under or in accordance with the provisions of Section 11.6.


          SECTION 11.6 CLASS SHARES. Notwithstanding any other term or provision in this Amended Declaration to the contrary, and subject to the provisions of the 1940 Act, the Internal Revenue Code and to any other applicable law or regulation, the Trustees are empowered from time to time, in their absolute discretion and without the approval of Shareholders, to create, identify by descriptive name or symbol and define the characteristics of, allocate expenses to, calculate net asset value for, declare and pay dividends regarding, issue and redeem, establish any special voting rights regarding, otherwise create and administer the terms and provisions of, and in their discretion amend the Amended Declaration to reflect, one or more classes of Shares of one or more existing or newly created series of Shares. The authority granted to the Trustees herein shall include the authority to designate or redesignate all or part of the Shares of a then existing series or class of Shares as part of an existing or newly created class of Shares of such series.



     The proposed amendments to the Trust's Amended Declaration of Trust will give it more flexibility to create and market shares through various distribution channels. The ability to create multiple classes of Shares and/or to redesignate certain shares into a new or existing class, however, will not impair the rights of the holders of the currently issued and outstanding Shares of the Funds. The Amended Declaration of Trust specifically provides that it cannot be amended without proper shareholder approval in any way that would diminish any voting or liquidation rights of the existing Shares of the Trust.

     Approval of the amendments to the Amended Declaration of Trust requires the affirmative vote of a majority of the outstanding Shares of the Trust, defined as the lesser of (a) 67% or more of the outstanding Shares of the Trust present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of the Trust. If the Proposal is not approved, the Trust's Amended Declaration of Trust will remain unchanged.


             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3.

            PROPOSALS 4.a. THROUGH 4.d. -- ADOPTION OF STANDARDIZED

            FUNDAMENTAL INVESTMENT POLICIES REGARDING MAKING LOANS,

          BORROWING MONEY, ISSUING SENIOR SECURITIES, COMMODITIES AND COMMODITIES CONTRACTS AND REAL ESTATE FOR EACH OF THE FUNDS

     The primary purpose of the Proposals 4.a. through 4.d., as more fully described below, is to revise several of the fundamental investment policies for all of the Funds to conform to policies which are currently, or are expected to become, standard for all Funds of the Trust and for all of the funds of NMF, another investment company managed by VMF. VMF believes that increased standardization will promote operating efficiencies and facilitate the monitoring of compliance with such fundamental investment policies by eliminating ambiguities, clarifying the Funds' investment policy limitations and establishing uniformity among the Funds of the Trust.


     Except with respect to the policy on making loans for certain of the Funds which are currently prohibited from making most loans, revision of the following fundamental investment policies is not expected to have any material impact on the investment techniques employed by any of the Funds at this time. However, VMF and the Trust believe that the revisions will contribute to the overall objective of standardization.



     The 1940 Act requires that a Fund's investment policies relating to certain matters, including loans, borrowing, commodities and real estate, be "fundamental" -- meaning that such policies may NOT be amended without the approval of a majority of that Fund's outstanding Shares. For purposes of the 1940 Act, approval of a majority of a Fund's outstanding Shares means the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of that Fund.



     Shareholders of each of the Funds will be voting on Proposals 4.a. through 4.d. individually and not as a group. Therefore, whether a Proposal is approved or not approved by shareholders of a particular Fund will not affect whether or not such Proposal is approved by shareholders of another Fund. If a Proposal is not approved for a particular Fund, that fundamental policy for such Fund will remain unchanged from its current version.

                PROPOSAL 4.a. -- AMENDMENT OF FUNDAMENTAL POLICY
                             REGARDING MAKING LOANS

     This table sets forth the current policies regarding loans for each of the Funds and the policy on loans as proposed to be adopted by shareholders of each Fund.


FUND AND ITS CURRENT POLICY                PROPOSED POLICY (FOR ALL FUNDS)
---------------------------                -------------------------------
- Balanced Fund                         [A Fund:] May not lend any security or
- Equity Income Fund                    make any other loan, except that each
- Global 50 Fund                        Fund may in accordance with its
- High Income Bond Fund                 investment objective and policies (i)
- Income Fund                           lend portfolio securities, (ii)
- Mid Cap Index Fund                    purchase and hold debt securities or
- Multi Sector Bond Fund                other debt instruments, including but
- Small Cap Growth Fund                 not limited to loan participations and
- Small Cap Value Fund                  subparticipations, assignments, and
- Small Company Fund                    structured securities, (iii) make
- Strategic Growth Fund                 loans secured by mortgages on real
- Strategic Value Fund                  property, (iv) enter into repurchase
[A Fund] May not lend any security or   agreements, and (v) make time deposits
make any other loan if, as a result,    with financial institutions and invest
more than 33 1/3% of its total assets   in instruments issued by financial
(taken at current value) would be lent  institutions, and enter into any other to other parties, except in accordance  lending arrangement as and to the
with its investment objective,          extent permitted by the Investment
policies and limitations through (i)    Company Act of 1940 or any rule, order
purchase of debt securities or other    or interpretation thereunder.
debt instruments, including loan
participations, assignments and
structured securities, or (ii) by
engaging in repurchase agreements.

- Capital Appreciation Fund
- Government Bond Fund
- Money Market Fund
- Total Return Fund
[A Fund:] May not make loans to other
persons, except by the purchase of
obligations in which the Trust is
authorized to invest. The Trust may,
however, enter into repurchase
agreements, but a Fund will not enter
into repurchase agreements if, as a
result thereof, more than 10% of the
Fund's total assets (taken at current
value) would be subject to repurchase
agreements maturing in more than 7
days.


     The current and proposed policies on loans permit each Fund to purchase or hold debt securities in accordance with its investment objectives and policies and to enter into repurchase agreements. The significant differences between the current policies and the proposed policy are that the proposed policy (1) permits the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund to engage in securities lending (i.e., loan portfolio securities to third parties) and (2) permits each Fund to enter into any other lending arrangement permitted under the 1940 Act or any rule, order or interpretation thereunder.



     VMF is currently developing a securities lending program in which each Fund may participate to the extent VMF believes that participation in the lending program would be in the best interests of such Fund and consistent with its investment objectives and policies. VMF currently believes that each Fund is likely to participate in such lending program. The Prospectus and Statement of Additional Information for those Funds which will participate in the securities lending program will contain a description of such program and the risks associated therewith.



     Other than permitting securities lending for the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund, the Trust and VMF are not aware of any other investment techniques that a Fund might use to pursue its investment objective(s) that are not within the current policy. However, in the future new financial products may be developed in which a Fund may want to invest. Such products might fall outside the scope of the current policy. Therefore, the proposed policy is intended to give the Funds greater flexibility to enter into lending arrangements of any sort so long as such arrangements are consistent with the applicable Fund's investment objectives and stated policies AND are permitted under the 1940 Act and the interpretations thereof by the U.S. Securities and Exchange Commission ("SEC").


            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.a.

 PROPOSAL 4.b. -- AMENDMENT OF FUNDAMENTAL POLICY REGARDING BORROWING MONEY AND
                           ISSUING SENIOR SECURITIES

     This table sets forth the current policies regarding borrowing money and issuing senior securities for each of the Funds and the policy on such matters as proposed to be adopted by shareholders of each Fund.


FUND AND ITS CURRENT POLICY              PROPOSED POLICY (FOR ALL SUCH FUNDS)
---------------------------              ------------------------------------

- Balanced Fund                          [A Fund:] May not borrow money or
- Equity Income Fund                     issue senior securities, except that
- Global 50 Fund                         each Fund may enter into reverse
- High Income Bond Fund                  repurchase agreements and may
- Income Fund                            otherwise borrow money and issue
- Mid Cap Index Fund                     senior securities as and to the
- Multi Sector Bond Fund                 extent permitted by the 1940 Act or
- Small Cap Growth Fund                  any rule, order or interpretation
- Small Cap Value Fund                   thereunder.
- Small Company Fund
- Strategic Growth Fund
- Strategic Value Fund
[A Fund:] May (i) borrow money from
banks and (ii) make other investments
or engage in other transactions
permissible under the 1940 Act which
may involve a borrowing, provided
that the combination of (i) and (ii)
shall not exceed 33 1/3% of the value
of the Fund's total assets (including
the amount borrowed), less the Fund's
liabilities (other than borrowings),
except that the Fund may borrow up to
an additional 5% of its total assets
(not including the amount borrowed)
from a bank for temporary or
emergency purposes (but not for
leverage or the purchase of
investments). The Fund may also
borrow money from other persons to
the extent permitted by applicable
law. For purposes of this
restriction, short sales, the entry
into currency transactions, options,
futures contracts, options on futures
contracts, forward commitment
transactions and dollar roll
transactions that are not accounted
for as financings (and the
segregation of assets in connection
with any of the foregoing) shall not
constitute borrowing.
[A Fund:] May not issue senior
securities, except as permitted under
the 1940 Act.

FUND AND ITS CURRENT POLICY
---------------------------

- Capital Appreciation Fund
- Government Bond Fund
- Money Market Fund
- Total Return Fund
[A Fund:] May not borrow money,
except an amount equal to no more
than 5% of the value of each of the
Fund's total assets (calculated when
the loan is made) for temporary,
emergency purposes or for the
clearance of transactions. This
limited borrowing authority will not
be used to leverage the Funds or to
borrow for extended periods of time.
This authority is intended to provide
the investment manager additional
flexibility in the execution of
routine daily transactions, and allow
for more efficient cash management.
[A Fund:] May not issue securities
except as permitted by the Investment
Company Act of 1940.



     For each of the Funds, other than the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund, the policy as proposed to be amended is intended to combine the policies regarding borrowing money and issuing senior securities and to simplify the language. The current description of permitted borrowings was intended to cover all borrowings permitted under the 1940 Act. The proposed policy simplifies and clarifies this intent, specifically permits reverse repurchase agreements and also would permit a Fund to borrow money to the extent permitted under the 1940 Act and any rules, interpretations or orders thereunder. Reverse repurchase agreements are essentially short term loans from qualified banks or broker-dealers. When a Fund enters into a reverse repurchase agreement, the Fund sells securities to a buyer that agrees to sell them back at a specific time and at a set price that includes interest. The rules under the 1940 Act and the SEC's interpretations thereof place significant limitations on a Fund's ability to borrow money, including entering into reverse repurchase agreements, and to issue senior securities -- limits that the Funds would continue to be subject to as they are now.



     For the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund, these fundamental policies, as proposed to be amended, would substantially increase the amount which such a Fund could borrow and attempt to give each such Fund the maximum amount of flexibility permitted under the 1940 Act as is available to the other Funds of the Trust. The fundamental investment policy regarding the issuance of senior securities will remain unchanged. As stated above, however, VMF does not currently expect that these amendments, if approved, would materially affect the manner in which any of these Funds is managed.


            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.b.

   PROPOSAL 4.c. -- AMENDMENT OF FUNDAMENTAL POLICY REGARDING COMMODITIES AND
                             COMMODITIES CONTRACTS

     This table sets forth the current policies regarding commodities and commodities contracts for each of the Funds and the policy on commodities and commodities contracts as proposed to be adopted by shareholders of each Fund. The type of commodities contracts most commonly used by the Funds are futures contracts on securities and securities indices and forward currency contracts.


FUND AND ITS CURRENT POLICY                 PROPOSED POLICY (FOR ALL FUNDS)
---------------------------                 -------------------------------

- Balanced Fund                          [A Fund:] May not purchase or sell
- Capital Appreciation Fund              commodities or commodities contracts,
- Equity Income Fund                     except to the extent disclosed in the
- Global 50 Fund                         current Prospectus or Statement of
- Government Bond Fund                   Additional Information of the Fund.
- High Income Bond Fund
- Mid Cap Index Fund
- Money Market Fund
- Multi Sector Bond Fund
- Small Cap Growth Fund
- Small Cap Value Fund
- Strategic Value Fund
- Total Return Fund
[A Fund:] May not purchase or sell
commodities or commodities contracts,
except to the extent disclosed in the
current Prospectus of such Fund.

- Income Fund
- Small Company Fund
- Strategic Growth Fund
[A Fund:] May not purchase or sell
physical commodities unless acquired
as a result of ownership of
securities or other instruments, but
this shall not prevent the Fund from
purchasing or selling options,
futures contracts, or other
derivative instruments, or from
investing in securities or other
instruments backed by physical
commodities.



     The current and proposed policies each permit the Funds to enter into contracts which may be considered to be commodities contracts (e.g., futures contracts on securities or securities indices). For each of the Funds, other than the Strategic Growth Fund, Small Company Fund and Income Fund, the significant difference between the current and proposed policies is where the disclosure regarding a Fund's use of commodities is required to be made. Under the current policy, such disclosure must be in the Prospectus. Recently the SEC amended its rules governing the Funds' disclosure obligations in their Prospectuses. Under these new Rules, only those investment techniques that are "principal" to a Fund are to be disclosed in the Prospectus. Non-principal investment techniques generally are to be disclosed in the Fund's Statement of Additional Information. The proposed policy, if adopted, will allow a Fund to disclose its use of futures contracts (and other contracts which may be considered "commodities") in EITHER its Prospectus or its Statement of Additional Information depending upon whether such technique is a principal or non-principal investment technique of the Fund. Therefore, the effect of the proposed policy changes is to make the disclosure requirements for the Funds consistent with their disclosure obligations under the SEC's Rules.



     With respect to the Strategic Growth Fund, Small Company Fund and Income Fund, the purpose of the proposed change in such fundamental policy is to make such Funds' policy consistent with that of the other Funds of the Trust.


            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.c.

                PROPOSAL 4.d. -- AMENDMENT OF FUNDAMENTAL POLICY
                             REGARDING REAL ESTATE

     This table sets forth the current policy regarding real estate for all of the Funds and the policy on real estate as proposed to be adopted by the shareholders of the Funds.


ALL FUNDS AND THEIR CURRENT POLICY       PROPOSED POLICY (FOR ALL SUCH FUNDS)
----------------------------------       ------------------------------------
[A Fund:] May not purchase or sell       [A Fund:] May not purchase or sell
real estate unless acquired as a         real estate, except that each Fund
result of ownership of securities or     may (i) acquire real estate through
instruments, but this restriction        ownership of securities or
shall not prohibit the Fund from         instruments and sell any real estate
purchasing or selling securities         acquired thereby, (ii) purchase or
issued by entities or investment         sell instruments secured by real
vehicles that own or deal in real        estate (including interests therein),
estate or interests therein or           and (iii) purchase or sell securities
instruments secured by real estate or    issued by entities or investment
interests therein                        vehicles that own or deal in real
                                         estate (including interests therein).


     VMF believes that the proposed changes to the Funds' fundamental investment policy regarding real estate do not change in any material manner their current policy; however, these changes will make such policy consistent among all Funds managed by VMF within the Trust and NMF.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.d.

               PROPOSALS 5.a. AND 5.b. -- ADOPTION OF FUNDAMENTAL
           INVESTMENT POLICIES REGARDING UNDERWRITING SECURITIES AND
               CONCENTRATION OF PORTFOLIO INVESTMENTS FOR EACH OF

               THE TOTAL RETURN FUND, CAPITAL APPRECIATION FUND,


                   GOVERNMENT BOND FUND AND MONEY MARKET FUND



     The purpose of Proposals 5.a. and 5.b., as more fully described below, is to adopt on behalf of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund fundamental investment policies regarding underwriting securities and concentration of portfolio investments.
Section 13 of the 1940 Act has been interpreted generally to require that mutual funds adopt fundamental policies regarding several matters, including underwriting securities and concentrating their investments in particular industries. For each of these Funds, such policies were inadvertently omitted from their prospectus and statement of additional information. Despite these omissions, these Funds have followed the general policies of the other Funds and do not underwrite securities of other issuers and do not concentrate their investments (concentration means having 25% or more of a Fund's total assets invested in securities of issuers within the same industry). Adoption of these policies will not change in any way the manner in which these Funds are managed. Therefore, shareholders of these Funds are being asked to approve fundamental investment policies regarding these matters which are identical to those same policies previously adopted for each of the other Funds.



     Approval of the adoption of a Fund's fundamental policy with respect to either underwriting securities or concentrating portfolio investments requires the affirmative vote of a majority of the outstanding Shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the Shares of that Fund.


               PROPOSAL 5.a. -- ADOPTION OF A FUNDAMENTAL POLICY
                       REGARDING UNDERWRITING SECURITIES

     The proposed policy regarding underwriting of securities is as follows:

             [The Fund]: May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     As stated above, Section 13(a) of the 1940 Act states that a fund may not engage in the underwriting of securities of other issuers except to the extent described in a policy set forth in that fund's registration statement without the approval of shareholders. The Trust, with respect to the Funds listed above, inadvertently omitted any such policy in its registration statement. As a practical matter, none of these Funds has ever or intends to underwrite the securities of other issuers. However, it is customary for mutual funds such as these Funds to reserve the right to act as an "underwriter" to the extent that they would be considered an "underwriter" for purposes of the federal securities laws in connection with the purchase or sale of portfolio securities in the ordinary course of their operations.

     If Proposal 5.a. is not approved for a Fund, such Fund will continue to be unable to underwrite securities of other issuers.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5.a.

               PROPOSAL 5.b. -- ADOPTION OF A FUNDAMENTAL POLICY
                            REGARDING CONCENTRATION

     The proposed policy regarding concentration of portfolio investments is as follows:

             [The Fund:] May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities.


     Section 13(b) of the 1940 Act is generally interpreted to require a mutual fund to state its policy regarding concentration of portfolio investments in any one industry. None of these Funds ever has or currently intends to concentrate its portfolio investments in any one industry. Therefore, shareholders are being asked to approve a policy that is consistent with the current concentration policy of each of the other Funds of the Trust.


     If Proposal 5.b. is not approved for a Fund, such Fund will continue to not concentrate its investments in securities of issuers within any one industry.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5.b.

             PROPOSAL 6 -- AUTHORIZATION FOR THE BOARD OF TRUSTEES
                  TO APPOINT, REPLACE OR TERMINATE SUBADVISERS
                     RECOMMENDED BY VMF OR AMEND THE TERMS
                        OF ANY SUBADVISORY AGREEMENT FOR
             THE STRATEGIC VALUE FUND WITHOUT SHAREHOLDER APPROVAL.


     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement applies to the appointment of subadvisers to the Strategic Value Fund for which VMF serves as investment adviser. In the future, the Trustees would like to have the authority to appoint, replace or terminate subadvisers without the need for further shareholder approval. Therefore, at this time the Trust is submitting Proposal 6 to the shareholders of the Strategic Value Fund for their approval.



     The SEC has granted conditional exemptions from these shareholder approval requirements for situations, such as the Fund's, where a fund utilizes a multi-manager approach to portfolio investing. VMF and the Trust have received such an order of exemption from the SEC for each of the other Funds of the Trust (the "Order") and may in the future seek an amendment to the Order to add the Strategic Value Fund. If such amendment is applied for and is thereafter approved by the SEC and if this proposal is approved by the shareholders of the Strategic Value Fund, the Board of Trustees would, upon VMF's recommendation, be able to appoint additional or replacement subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify subadvisory agreements, all without shareholder approval. VMF would also be permitted to retain direct management of all or a portion of the Fund's assets, but VMF would not be permitted to hire an affiliated subadviser without shareholder approval.



     This Proposal is intended to facilitate the efficient operation of the multi-manager structure and afford the Trust increased management flexibility. The Strategic Value Fund is currently managed by Schafer Capital Management, Inc. through a subadvisory agreement with Strong Capital Management, Inc. Under the multi-manager structure, VMF, with the approval of the Board of Trustees, would have similar authority and flexibility with respect to subadvisers for the Strategic Value Fund that it has for its own internal portfolio managers, namely, that VMF can continually monitor and assess their performance and replace them if VMF believes such action is appropriate; for example, if the performance is not satisfactory. VMF monitors the performance of the Fund's subadvisers and may from time to time recommend that the Board of Trustees add, replace or terminate one or more subadviser, appoint additional subadvisers or allow VMF to manage all or a portion of the Fund, depending on VMF's assessment of what combination of subadvisers and VMF it believes will optimize the Strategic Value Fund's chances of achieving its investment objective.



     While there is no way of knowing exactly how often VMF may recommend, and the Board may approve, the selection of an additional subadviser, or the replacement or termination of an existing subadviser, each of which would typically require a shareholder meeting, it is likely that the multi-manager structure would result in more frequent shareholder meetings than would otherwise be the case. However, if the SEC grants the amendment to the Order, the Trustees will not be required to call a shareholder meeting each time a new subadviser is approved (or to reapprove a subadviser whose subadvisory agreement is automatically terminated because it has been purchased by another entity) or to approve the management of all or a portion of the Fund by VMF for the Strategic Value Fund. Shareholder meetings entail substantial costs, and may entail substantial delays, which could reduce the desired benefits of the multi-manager structure. These costs and delays must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers; however, even in the absence of shareholder approval, any proposal to add or replace subadvisers for the Strategic Value Fund would receive careful review. First, VMF would assess the Strategic Value Fund's needs and, if it believed a change in investment management could benefit the Strategic Value Fund, it would systematically search the relevant universe of available investment managers, as well as evaluate whether it should manage all or a portion of the Fund itself. Second, any recommendations made by VMF would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of VMF within the meaning of the 1940 Act. Third, any selections of additional subadvisers or replacement subadvisers would have to comply with conditions contained in the amended Order, if granted. Finally, the Board of Trustees would not be able to replace VMF as investment adviser for the Strategic Value Fund without obtaining shareholder approval of the new investment adviser.


     Subject to SEC exemptive relief, approval of the Proposal requires the affirmative vote of a majority of the outstanding Shares of the Strategic Value Fund, which is defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or represented by proxy, or (b) more than 50% of the

Shares of the Fund. If this Proposal is not approved, the Board must seek shareholder approval to institute any of the actions described in this Proposal unless otherwise permitted by the SEC.


             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 6.

                    FURTHER INFORMATION REGARDING THE TRUST

DISTRIBUTOR AND ADMINISTRATOR


     Because the Funds are sold as an underlying mutual fund option in variable annuity and insurance products, the Funds have no principal underwriter. However, Nationwide Advisory Services, Inc. ("NAS") provides marketing and wholesaling at no cost to the Trust. Villanova SA Capital Trust, an affiliate of both VMF, the Funds' investment adviser, and NAS, serves as the Funds' administrator. The address for VMF, NAS and Villanova SA Capital Trust is Three Nationwide Plaza, Columbus, Ohio 43215.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     As of May 12, 2000, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares any Fund:


                                                                     NUMBER OF
                                                                       SHARES
                                                                    BENEFICIALLY    PERCENTAGE OF
FUND                            NAME AND ADDRESS OF SHAREHOLDER        OWNED         FUND OWNED
----                            -------------------------------     ------------    -------------
Strategic Growth Fund         Nationwide Variable Account-9 of       7,669,558(1)       85.57%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide VLI Separate Account of       961,957(1)       10.73%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Strategic Value Fund          Nationwide Variable Account-9 of       2,357,897(1)       88.30%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Equity Income Fund            Nationwide Variable Account-9 of       2,601,711(1)       91.41%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                     NUMBER OF
                                                                       SHARES
                                                                    BENEFICIALLY    PERCENTAGE OF
FUND                            NAME AND ADDRESS OF SHAREHOLDER        OWNED         FUND OWNED
----                            -------------------------------     ------------    -------------
High Income Bond Fund         Nationwide Variable Account-9 of       5,457,253(1)       74.60%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide VLI Separate Account-4        939,665(1)       12.85%
                              of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Life Insurance Company           601,895        8.23%
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Balanced Fund                 Nationwide Variable Account-9 of       7,757,530(1)       93.44%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide VLI Separate Account-4        456,067(1)        5.49%
                              of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Multi Sector Bond Fund        Nationwide Variable Account-9 of       7,105,708(1)       75.82%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide VLI Separate Account-4      1,989,204(1)       21.22%
                              of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Small Cap Value Fund          Nationwide Variable Account-9 of       9,250,820(1)       53.02%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide VLI Separate Account-II     6,165,728(1)       35.34%
                              of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Small Cap Growth Fund         Nationwide Variable Account-9 of       1,795,187(1)       77.70%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                     NUMBER OF
                                                                       SHARES
                                                                    BENEFICIALLY    PERCENTAGE OF
FUND                            NAME AND ADDRESS OF SHAREHOLDER        OWNED         FUND OWNED
----                            -------------------------------     ------------    -------------
Global 50 Fund                Nationwide Variable Account-9 of       3,167,706(1)       58.22%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide VLI Separate Account-4      1,633,376(1)       30.01%
                              of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Life Insurance Company           533,636        9.81%
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Mid Cap Index Fund            Nationwide Variable Account-9 of       2,170,729(1)       74.65%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Life Insurance Company           325,729       11.20%
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Variable Account-8 of         193,378(1)        6.65%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Small Company Fund            Nationwide Variable Account-II of     15,812,771(1)       52.07%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Variable Account-9 of       7,244,998(1)       23.85%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Qualified Plan Variable Account of     3,132,719(1)       10.29%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                     NUMBER OF
                                                                       SHARES
                                                                    BENEFICIALLY    PERCENTAGE OF
FUND                            NAME AND ADDRESS OF SHAREHOLDER        OWNED         FUND OWNED
----                            -------------------------------     ------------    -------------
Income Fund                   Nationwide Life Insurance Company           221,749       23.53%
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Asset Allocation Trust           239,625       25.42%
                              Moderate Portfolio
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Asset Allocation Trust           136,616       14.49%
                              Moderately Aggressive Portfolio
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Asset Allocation Trust           131,601       13.96%
                              Moderately Conservative Portfolio
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Asset Allocation Trust           114,145       12.11%
                              Conservative Portfolio
                              Three Nationwide Plaza
                              Columbus, Ohio 43215
                              Group Plan Variable Account of               64,796        6.87%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Total Return Fund             Nationwide Variable Account-II of        53,612,790(1)     46.21%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Variable Account-9 of         26,872,583(1)     23.10%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Multi-Flex                    18,844,682(1)     16.24%
                              Variable Account of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

                                                                     NUMBER OF
                                                                       SHARES
                                                                    BENEFICIALLY    PERCENTAGE OF
FUND                            NAME AND ADDRESS OF SHAREHOLDER        OWNED         FUND OWNED
----                            -------------------------------     ------------    -------------
Capital Appreciation Fund     Nationwide Variable Account-II of        16,663,244(1)     47.81%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Variable Account-9 of         12,361,009(1)     35.47%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Government Bond Fund          Nationwide Variable Account-II of        28,117,498(1)     42.60%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Variable Account-9 of         22,724,633(1)     34.43%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Multi-Flex                     5,975,300(1)      9.05%
                              Variable Account of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215

Money Market Fund             Nationwide Variable Account-II of     1,142,657,977(1)     58.50%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide Variable Account-9 of        459,578,540(1)     23.53%
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                              Nationwide VLI Separate Account-4       147,080,950(1)      7.53%
                              of
                              Nationwide Life Insurance Company
                              One Nationwide Plaza
                              Columbus, Ohio 43215


---------------
(1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy/voting instructions relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                             ADDITIONAL INFORMATION


     With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, (i) the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Trust on a particular matter at the Meeting shall constitute a quorum for purposes of voting upon such matter at the Meeting, provided that no action required by law or the Trust's Amended Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists, but, for purposes of determining whether Proposals 1 and 2 have been approved, abstentions and broker non-votes will have no effect. For purposes of determining whether the remaining Proposals have been approved, abstentions and broker non-votes will have the effect of "against" votes for the particular Proposal. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.



     The Trust will bear all costs in connection with the solicitation of proxies/voting instructions from shareholders of the Trust. It is not currently expected that there will be any solicitation other than by mail. However, the Trust may engage Shareholder Communications Corporation ("SCC") to assist in soliciting proxies/voting instructions by telephone or other means if the Trust determines that sufficient proxies to approve one or more Proposals will not likely be received prior to the date of the Meeting. At this time, the material terms or cost of such an agreement, if any, with SCC have not been determined.


                                                   By Order of the Trustees

                                                   /s/ Elizabeth A. Davin
                                                   Elizabeth A. Davin, Secretary


June 15, 2000

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                     Vote this proxy card TODAY!
            NATIONWIDE SEPARATE                       Your prompt response will
               ACCOUNT TRUST                          save your Fund the expense
                                                       of additional mailings.



                o PLEASE DETACH AT PERFORATION BEFORE MAILING. o



                       NATIONWIDE SEPARATE ACCOUNT TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                        PROXY SOLICITED BY THE TRUSTEES


The undersigned, revoking previous proxies/voting instructions, hereby appoint(s) Bryan Haft, Gregory Keifer and Karen Tackett, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of the Nationwide Separate Account Trust ("Trust") as indicated above which the undersigned is entitled to vote at an Annual Meeting of Shareholders of the Trust to be held at 215 S. Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at 10:00 a.m., E.D.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
                                          Date: ______________________

                                          NOTE: Please sign exactly as your
                                          name appears on this Voting
                                          Instruction Form. When shares are
                                          held by joint tenants, both should
                                          sign. When signing in a fiduciary
                                          capacity, such as executor,
                                          administrator, trustee, attorney,
                                          guardian, etc., please so indicate.
                                          Corporate and partnership proxies
                                          should be signed by an authorized
                                          person indicating the person's title.
                                          ______________________________________


                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                   ENCLOSED ENVELOPE
                                                                         NSAT PC






                                                     Vote this proxy card TODAY!
            NATIONWIDE SEPARATE                       Your prompt response will
               ACCOUNT TRUST                          save your Fund the expense
                                                       of additional mailings.



                o PLEASE DETACH AT PERFORATION BEFORE MAILING. o



                       NATIONWIDE SEPARATE ACCOUNT TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
                        PROXY SOLICITED BY THE TRUSTEES


The undersigned, revoking previous proxies/voting instructions, hereby appoint(s) Bryan Haft, Gregory Keifer and Karen Tackett, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of the Nationwide Separate Account Trust ("Trust") as indicated above which the undersigned is entitled to vote at an Annual Meeting of Shareholders of the Trust to be held at 215 S. Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at 10:00 a.m., E.D.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
                                          Date: ______________________

                                          NOTE: Please sign exactly as your
                                          name appears on this Voting
                                          Instruction Form. When shares are
                                          held by joint tenants, both should
                                          sign. When signing in a fiduciary
                                          capacity, such as executor,
                                          administrator, trustee, attorney,
                                          guardian, etc., please so indicate.
                                          Corporate and partnership proxies
                                          should be signed by an authorized
                                          person indicating the person's title.
                                          ______________________________________


                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                   ENCLOSED ENVELOPE
                                                                         NSAT PC

                                         Complete this instruction form TODAY!
        NATIONWIDE SEPARATE               Your prompt response will save your
           ACCOUNT TRUST                Fund the expense of additional mailings.



                o PLEASE DETACH AT PERFORATION BEFORE MAILING. o


                                               NATIONWIDE SEPARATE ACCOUNT TRUST


The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of the Nationwide Separate Account Trust ("Trust") as indicated above attributable to his or her variable annuity or variable life insurance contract as of May 12, 2000, at an Annual Meeting of Shareholders of the Trust to be held at 215 S. Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at 10:00 a.m., E.D.S.T., and at any adjournments thereof. These instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.


Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                          Date: ______________________

                                          NOTE: Please sign exactly as your
                                          name appears on this Voting
                                          Instruction Form. When shares are
                                          held by joint tenants, both should
                                          sign. When signing in a fiduciary
                                          capacity, such as executor,
                                          administrator, trustee, attorney,
                                          guardian, etc., please so indicate.
                                          Corporate and partnership proxies
                                          should be signed by an authorized
                                          person indicating the person's title.
                                          ______________________________________


                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                   ENCLOSED ENVELOPE
                                                                         NSAT IC




                                         Complete this instruction form TODAY!
        NATIONWIDE SEPARATE               Your prompt response will save your
           ACCOUNT TRUST                Fund the expense of additional mailings.



                o PLEASE DETACH AT PERFORATION BEFORE MAILING. o


                                               NATIONWIDE SEPARATE ACCOUNT TRUST


The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of the Nationwide Separate Account Trust ("Trust") as indicated above attributable to his or her variable annuity or variable life insurance contract as of May 12, 2000, at an Annual Meeting of Shareholders of the Trust to be held at 215 S. Front Street, Lower Level, Room G, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at 10:00 a.m., E.D.S.T., and at any adjournments thereof. These instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.


Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                          Date: ______________________

                                          NOTE: Please sign exactly as your
                                          name appears on this Voting
                                          Instruction Form. When shares are
                                          held by joint tenants, both should
                                          sign. When signing in a fiduciary
                                          capacity, such as executor,
                                          administrator, trustee, attorney,
                                          guardian, etc., please so indicate.
                                          Corporate and partnership proxies
                                          should be signed by an authorized
                                          person indicating the person's title.
                                          ______________________________________


                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                   ENCLOSED ENVELOPE
                                                                         NSAT IC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                     Please fold and detach card at perforation before mailing.

                                             PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 12 nominees specified below as Trustees:                             FOR all nominees      WITHHOLD
   Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan,    listed (except as     authority
   Joseph J. Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr IV,             marked to the    to vote for all
   Douglas F. Kridler, Dimon R. McFerson, Arden L. Shisler, David C. Wetmore         contrary at left).    nominees.
                                                                                            [ ]               [ ]                1.
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
                                                                                            FOR             AGAINST      ABSTAIN

   ______________________________________________________________________________
2. To ratify the selection of PricewaterhouseCoopers LLP as independent                     [ ]               [ ]          [ ]   2.
   accountants of the Trust.

3. To approve amendments to the Trust's Declaration of Trust to permit the Board            [ ]               [ ]          [ ]   3.
   of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval.

4. To approve the following matters with respect to certain fundamental investment policies of the Fund:

   a. Amend the Fund's fundamental investment policy regarding making loans.                [ ]               [ ]          [ ]   4a.
   b. Amend the Fund's fundamental investment policy regarding borrowing money              [ ]               [ ]          [ ]   4b.
      and issuing senior securities.
   c. Amend the Fund's fundamental investment policy regarding commodities and              [ ]               [ ]          [ ]   4c.
      commodities contracts.
   d. Amend the Fund's fundamental investment policy regarding real estate.                 [ ]               [ ]          [ ]   4d.

5. Not Applicable.

6. To authorize the Board of Trustees to appoint, replace or terminate                      [ ]               [ ]          [ ]   6.
   subadvisers recommended by Villanova Mutual Fund Capital Trust, as investment adviser, or amend the terms of any subadvisory agreement for the Strategic
   Value Fund without shareholder approval.
                                                                                                                             VAL--PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED,
THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity
Insurance Company shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                     Please fold and detach card at perforation before mailing.

                                             PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 12 nominees specified below as Trustees:                             FOR all nominees      WITHHOLD
   Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan,    listed (except as     authority
   Joseph J. Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr IV,             marked to the    to vote for all
   Douglas F. Kridler, Dimon R. McFerson, Arden L. Shisler, David C. Wetmore         contrary at left).    nominees.
                                                                                            [ ]               [ ]                1.
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
                                                                                            FOR             AGAINST      ABSTAIN

   ______________________________________________________________________________
2. To ratify the selection of PricewaterhouseCoopers LLP as independent                     [ ]               [ ]          [ ]   2.
   accountants of the Trust.

3. To approve amendments to the Trust's Declaration of Trust to permit the Board            [ ]               [ ]          [ ]   3.
   of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval.

4. To approve the following matters with respect to certain fundamental investment policies of the Fund:

   a. Amend the Fund's fundamental investment policy regarding making loans.                [ ]               [ ]          [ ]   4a.
   b. Amend the Fund's fundamental investment policy regarding borrowing money              [ ]               [ ]          [ ]   4b.
      and issuing senior securities.
   c. Amend the Fund's fundamental investment policy regarding commodities and              [ ]               [ ]          [ ]   4c.
      commodities contracts.
   d. Amend the Fund's fundamental investment policy regarding real estate.                 [ ]               [ ]          [ ]   4d.

5. Not Applicable.

6. To authorize the Board of Trustees to appoint, replace or terminate                      [ ]               [ ]          [ ]   6.
   subadvisers recommended by Villanova Mutual Fund Capital Trust, as investment adviser, or amend the terms of any subadvisory agreement for the Strategic
   Value Fund without shareholder approval.
                                                                                                                             VAL--IC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                     Please fold and detach card at perforation before mailing.

                                             PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 12 nominees specified below as Trustees:                             FOR all nominees      WITHHOLD
   Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan,    listed (except as     authority
   Joseph J. Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr IV,             marked to the    to vote for all
   Douglas F. Kridler, Dimon R. McFerson, Arden L. Shisler, David C. Wetmore         contrary at left).    nominees.
                                                                                            [ ]               [ ]                1.
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
                                                                                            FOR             AGAINST      ABSTAIN

   ______________________________________________________________________________
2. To ratify the selection of PricewaterhouseCoopers LLP as independent                     [ ]               [ ]          [ ]   2.
   accountants of the Trust.

3. To approve amendments to the Trust's Declaration of Trust to permit the Board            [ ]               [ ]          [ ]   3.
   of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval.

4. To approve the following matters with respect to certain fundamental investment policies of the Fund:

   a. Amend the Fund's fundamental investment policy regarding making loans.                [ ]               [ ]          [ ]   4a.
   b. Amend the Fund's fundamental investment policy regarding borrowing money              [ ]               [ ]          [ ]   4b.
      and issuing senior securities.
   c. Amend the Fund's fundamental investment policy regarding commodities and              [ ]               [ ]          [ ]   4c.
      commodities contracts.
   d. Amend the Fund's fundamental investment policy regarding real estate.                 [ ]               [ ]          [ ]   4d.

5. To approve the following matters with respect to certain fundamental investment policies for the Fund:

   a. Adopt a fundamental investment policy regarding underwriting securities.              [ ]               [ ]          [ ]   5a.
   b. Adopt a fundamental investment policy regarding concentration of portfolio            [ ]               [ ]          [ ]   5b.
      investments.

6. Not applicable.
                                                                                                                             MGT--PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED,
THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity
Insurance Company shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                     Please fold and detach card at perforation before mailing.

                                             PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 12 nominees specified below as Trustees:                             FOR all nominees      WITHHOLD
   Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan,    listed (except as     authority
   Joseph J. Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr IV,             marked to the    to vote for all
   Douglas F. Kridler, Dimon R. McFerson, Arden L. Shisler, David C. Wetmore         contrary at left).    nominees.
                                                                                            [ ]               [ ]                1.
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
                                                                                            FOR             AGAINST      ABSTAIN

   ______________________________________________________________________________
2. To ratify the selection of PricewaterhouseCoopers LLP as independent                     [ ]               [ ]          [ ]   2.
   accountants of the Trust.

3. To approve amendments to the Trust's Declaration of Trust to permit the Board            [ ]               [ ]          [ ]   3.
   of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval.

4. To approve the following matters with respect to certain fundamental investment policies of the Fund:

   a. Amend the Fund's fundamental investment policy regarding making loans.                [ ]               [ ]          [ ]   4a.
   b. Amend the Fund's fundamental investment policy regarding borrowing money              [ ]               [ ]          [ ]   4b.
      and issuing senior securities.
   c. Amend the Fund's fundamental investment policy regarding commodities and              [ ]               [ ]          [ ]   4c.
      commodities contracts.
   d. Amend the Fund's fundamental investment policy regarding real estate.                 [ ]               [ ]          [ ]   4d.

5. To approve the following matters with respect to certain fundamental investment policies for the Fund:

   a. Adopt a fundamental investment policy regarding underwriting securities.              [ ]               [ ]          [ ]   5a.
   b. Adopt a fundamental investment policy regarding concentration of portfolio            [ ]               [ ]          [ ]   5b.
      investments.

6. Not applicable.
                                                                                                                             MGT--IC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                     Please fold and detach card at perforation before mailing.

                                             PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 12 nominees specified below as Trustees:                             FOR all nominees      WITHHOLD
   Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan,    listed (except as     authority
   Joseph J. Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr IV,             marked to the    to vote for all
   Douglas F. Kridler, Dimon R. McFerson, Arden L. Shisler, David C. Wetmore         contrary at left).    nominees.
                                                                                            [ ]               [ ]                1.
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
                                                                                            FOR             AGAINST      ABSTAIN

   ______________________________________________________________________________
2. To ratify the selection of PricewaterhouseCoopers LLP as independent                     [ ]               [ ]          [ ]   2.
   accountants of the Trust.

3. To approve amendments to the Trust's Declaration of Trust to permit the Board            [ ]               [ ]          [ ]   3.
   of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval.

4. To approve the following matters with respect to certain fundamental investment policies of the Fund:

   a. Amend the Fund's fundamental investment policy regarding making loans.                [ ]               [ ]          [ ]   4a.
   b. Amend the Fund's fundamental investment policy regarding borrowing money              [ ]               [ ]          [ ]   4b.
      and issuing senior securities.
   c. Amend the Fund's fundamental investment policy regarding commodities and              [ ]               [ ]          [ ]   4c.
      commodities contracts.
   d. Amend the Fund's fundamental investment policy regarding real estate.                 [ ]               [ ]          [ ]   4d.

5. Not applicable.

6. Not applicable.
                                                                                                                             SAT--PC

Please refer to the Proxy Statement discussion of each of these proposals.
IF NO SPECIFICATION IS MADE AND THESE INSTRUCTIONS ARE SIGNED AND RETURNED,
THESE INSTRUCTIONS SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity
Insurance Company shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                     Please fold and detach card at perforation before mailing.

                                             PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 12 nominees specified below as Trustees:                             FOR all nominees      WITHHOLD
   Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan,    listed (except as     authority
   Joseph J. Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr IV,             marked to the    to vote for all
   Douglas F. Kridler, Dimon R. McFerson, Arden L. Shisler, David C. Wetmore         contrary at left).    nominees.
                                                                                            [ ]               [ ]                1.
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
   WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)
                                                                                            FOR             AGAINST      ABSTAIN

   ______________________________________________________________________________
2. To ratify the selection of PricewaterhouseCoopers LLP as independent                     [ ]               [ ]          [ ]   2.
   accountants of the Trust.

3. To approve amendments to the Trust's Declaration of Trust to permit the Board            [ ]               [ ]          [ ]   3.
   of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval.

4. To approve the following matters with respect to certain fundamental investment policies of the Fund:

   a. Amend the Fund's fundamental investment policy regarding making loans.                [ ]               [ ]          [ ]   4a.
   b. Amend the Fund's fundamental investment policy regarding borrowing money              [ ]               [ ]          [ ]   4b.
      and issuing senior securities.
   c. Amend the Fund's fundamental investment policy regarding commodities and              [ ]               [ ]          [ ]   4c.
      commodities contracts.
   d. Amend the Fund's fundamental investment policy regarding real estate.                 [ ]               [ ]          [ ]   4d.

5. Not Applicable.

6. Not applicable.
                                                                                                                             SAT--IC